Exhibit 4.1

                       Form of Certificate of Common Stock

                Not Valid Unless Countersigned by Transfer Agent
              Incorporated Under the Laws of the State of Delaware

                                                           CUSIP NO. 531925 20 4

         Number ____                                           Shares *________*

                           Lifschultz Industries, Inc.

                   Authorized Common Stock: 80,000,000 shares
                                Par Value: $.001


THIS CERTIFIES THAT ------------------------------------------------------------

IS THE RECORD HOLDER OF --------------------------------------------------------

             - Shares of Lifschultz Industries, Inc. Common Stock -

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:---------------

                           Lifschultz Industries, Inc.
Tim Pont, Secretary            Corporate Seal           Dennis Hunter, President
                                   Delaware

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Notice:           Signature  must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entireties       __________ Custodian --------------
                                               (Cust)                 (Minor)
JT TEN - as joint tenants with right of      under Uniform Gifts to Minors
         survivorship and not as tenants     Act -------------------------
         in common                                      (State)

Additional abbreviations may also be used though not in the above list.

         For Value Received, _____________ hereby sell, assign and transfer unto

         Please insert Social Security or other
         identifying number of assignee
         --------------------------------------


--------------------------------------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)

--------------------------------------------------------------------------Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated -------------------


                              ------------------------------------------------
               NOTICE: The signature to this assignment must correspond with the name as written upon the f ace of the certificate in every particular without alteration or enlargement or any change whatever.

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